Financial risk management and fair values	12 Months Ended
Dec. 31, 2017
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Financial risk management and fair values
4	Financial risk management and fair values

The Group is exposed to liquidity, interest rate, currency, credit risks and commodity jet fuel price risk in the normal course of business. The Group’s overall risk management program focuses on the unpredictability of financial market and seeks to minimize the adverse effects on the Group’s financial performance. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below.

(a)	Liquidity risk

As at December 31, 2017, the Group’s current liabilities exceeded its current assets by RMB51,693 million. For the year ended December 31, 2017, the Group recorded a net cash inflow from operating activities of RMB17,732 million, a net cash outflow from investing activities of RMB8,236 million and a net cash outflow from financing activities of RMB6,796 million, which in total resulted in a net increase in cash and cash equivalents of RMB2,700 million.

The Group is dependent on its ability to maintain adequate cash inflow from operations, its ability to maintain existing external financing, and its ability to obtain new external financing to meet its debt obligations as they fall due and to meet its committed future capital expenditures. The Group’s policy is to regularly monitor its liquidity requirements and its compliance with lending covenants, to ensure that it maintains sufficient reserves of cash and adequate committed lines of funding from major financial institutions to meet its liquidity requirements in the short and longer term. As at December 31, 2017, the Group had banking facilities with several banks and financial institutions for providing bank financing up to approximately RMB181,922 million, of which approximately RMB142,239 million was unutilized. The Directors of the Company believe that sufficient financing will be available to the Group when and where needed.

The following tables show the remaining contractual maturities at the end of the reporting period of the Group’s non-derivative financial liabilities, which are based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on rates current at the end of the reporting period) and the earliest date the Group can be required to pay:

	2017 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	28,776	9,676	11,975	28	50,455	48,287
Obligations under finance leases	10,764	10,257	29,627	28,251	78,899	67,924
Trade and other payables and accrued charges	19,701	—	—	—	19,701	19,701

	59,241	19,933	41,602	28,279	149,055	135,912

	2016 Contractual undiscounted cash outflow
	Within 1 year or on demand RMB million	More than 1 year but less than 2 years RMB million	More than 2 years but less than 5 years RMB million	More than 5 years RMB million	Total RMB million	Carrying amount at December 31 RMB million
Borrowings	27,654	1,039	19,124	61	47,878	45,504
Obligations under finance leases	10,663	8,683	24,795	27,247	71,388	62,222
Trade and other payables and accrued charges	19,015	—	—	—	19,015	19,015

	57,332	9,722	43,919	27,308	138,281	126,741

(b)	Interest rate risk

The interest rates and maturity information of the Group’s borrowings and obligations under finance leases are disclosed in Note 37 and Note 38, respectively. The Group’s borrowings and obligations under finance leases issued at floating and fixed interest rates expose the Group to cash flow interest rate risk and fair value interest rate risk, respectively. The Group determines the ratio of fixed-rate and floating-rate instruments according to the market environment, and maintains an appropriate combination of fixed-rate and floating-rate instruments by reviewing and monitoring it on a regular basis.

Interest rate swaps, denominated in United States Dollars (“USD”), have been entered into to mitigate its cash flow interest rate risk. Under the interest rate swaps, the Group agrees with other third parties to exchange, at specified intervals (primarily quarterly), the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amounts (Note 29).

Cross currency swaps have been entered into to mitigate its interest rate risk and foreign currency risk. Under the cross currency swaps, the Group agrees with other third parties to exchange the floating interest and principal payments in USD for fixed interest and principal payments in RMB for certain USD bank loans (Note 29).

As at December 31, 2017, it is estimated that a general increase/decrease of 100 basis points in interest rates, with all other variables held constant, would have decreased/increased the Group’s profit after tax and retained profits by approximately RMB530 million (2016: RMB376 million; 2015: RMB416 million).

The sensitivity analysis above indicates the instantaneous change in the Group’s profit after tax and retained profits and other components of consolidated equity that would arise assuming that the change in interest rates had occurred at the end of the reporting period and had been applied to re-measure those financial instruments held by the Group which expose the Group to fair value interest rate risk at the end of the reporting period. In respect of the exposure to cash flow interest rate risk arising from floating rate non-derivative instruments held by the Group at the end of the reporting period, the impact on the Group’s profit after tax (and retained profits) and other components of consolidated equity is estimated as an annualized impact on interest expense or income of such a change in interest rates. This analysis is performed on the same basis as that for 2016 and 2015.

(c)	Foreign currency risk

Renminbi is not freely convertible into foreign currencies. All foreign exchange transactions involving Renminbi must take place either through the PBOC or other institutions authorized to buy and sell foreign exchange or at a swap center.

The Group has significant exposure to foreign currency risk as majority of the Group’s obligations under finance leases (Note 38) and certain of the bank borrowings (Note 37) are denominated in foreign currencies, principally USD, Euro and Japanese Yen. Depreciation or appreciation of Renminbi against foreign currencies affects the Group’s results significantly because the Group’s foreign currency liabilities generally exceed its foreign currency assets.

The following table indicates the instantaneous change in the Group’s profit after tax and retained profits that would arise if foreign exchange rates to which the Group has significant exposure at the end of the reporting period had changed at that date, assuming all other risk variables remained constant. The range of such sensitivity was considered to be reasonably possible at the end of the reporting date.

	2017
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	278
	(1%)	(278)

Euro	1%	31
	(1%)	(31)

Japanese Yen	10%	116
	(10%)	(116)

	2016
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	305
	(1%)	(305)

Euro	1%	31
	(1%)	(31)

Japanese Yen	10%	134
	(10%)	(134)

	2015
	Appreciation/(depreciation) of Renminbi against foreign currency	Increase/(decrease) on profit after tax and retained profits RMB million
USD	1%	453
	(1%)	(453)

Euro	1%	38
	(1%)	(38)

Japanese Yen	10%	135
	(10%)	(135)

Results of the analysis as presented in the above table represent an aggregation of the instantaneous effects on each of the Group entities’ profit after tax and retained profits measured in the respective functional currencies, translated into Renminbi at the exchange rate ruling at the end of the reporting period for presentation purposes.

The sensitivity analysis assumes that the change in foreign exchange rates had been applied to re-measure those financial instruments, borrowings, and finance lease obligations held by the Group which expose the Group to foreign currency risk at the end of the reporting period, including inter-company payables and receivables within the Group which are denominated in a currency other than the functional currencies of the lender or the borrower. The analysis excludes differences that would result from the translation of the financial statements of foreign operations into the Group’s presentation currency. The analysis is performed on the same basis for 2016 and 2015.

(d)	Credit risk

The Group’s credit risk is primarily attributable to cash and cash equivalents, trade receivables and the guarantees on personal bank loans provided to the Group’s pilot trainees.

Substantially all of the Group’s cash and cash equivalents are deposited with major reputable PRC financial institutions, which management believes are of high credit quality.

A significant portion of the Group’s air tickets are sold by agents participating in the Billing and Settlement Plan (“BSP”), a clearing scheme between airlines and sales agents organized by International Air Transportation Association. The use of the BSP reduces credit risk to the Group. As at December 31, 2017, the balance due from BSP agents amounted to RMB1,015 million (December 31, 2016: RMB1,267 million). The credit risk exposure to BSP and the remaining trade receivables balance are monitored by the Group on an ongoing basis and the allowance for impairment of doubtful debts is within management’s expectations. Further quantitative disclosures in respect of the Group’s exposure to credit risk arising from trade receivables is set out in Note 33.

The Company and its subsidiary, Xiamen Airlines Company Limited (“Xiamen Airlines”), entered into agreements with their pilot trainees and certain banks to provide guarantees on personal bank loans amounting to RMB696 million (December 31, 2016: RMB696 million) that can be drawn by the pilot trainees to finance their respective flight training expenses. As at December 31, 2017, total personal bank loans of RMB361 million (December 31, 2016: RMB409 million), under these guarantees, were drawn down from the banks. During the year, the Group has paid RMB5 million (2016: RMB4 million) to the banks due to the default of payments of certain pilot trainees (Note 53(b)).

(e)	Jet fuel price risk

The Group’s results of operations may be significantly affected by fluctuations in fuel prices since the jet fuel expenses are a significant cost for the Group. A reasonable possible increase/decrease of 10% (2016 and 2015:10%) in jet fuel price, with volume of fuel consumed and all other variables held constant, would have increased/decreased the fuel costs by approximately RMB3,190 million (2016: RMB2,380 million; 2015: RMB2,627 million). The sensitivity analysis indicates the instantaneous change in the Group’s jet fuel costs that would arise assuming that the change in fuel price had occurred at the beginning of the financial year.

(f)	Capital management

The Group’s primary objectives in managing capital are to safeguard the Group’s ability to continue as a going concern, and to generate sufficient profit to maintain growth and provide returns to its shareholders, by securing access to finance at a reasonable cost.

The Group manages the amount of capital in proportion to risk and manages its debt portfolio in conjunction with projected financing requirements. The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. During 2017, the Group’s strategy, which was unchanged from 2016 and 2015, was to maintain a debt ratio at a range of levels to support the operations and development of the Group’s business in the long run. In order to maintain or adjust the debt ratio, the Group may adjust the amount of dividends paid to shareholders, issue new shares, return capital to shareholders, raise new debt financing or sell assets to reduce debt.

The Group’s debt ratio was 71% as at December 31, 2017 (December 31, 2016: 73%).

Except for the compliance of certain financial covenants for maintaining the Group’s banking facilities and borrowings, the Group is not subject to any externally imposed capital requirements. The Group complied with the financial covenants attached to borrowings as at December 31, 2017.

(g)	Fair value

(i)	Financial instruments carried at fair value

Fair value hierarchy

The following table presents the carrying value of financial instruments measured at the end of the reporting period on a recurring basis, categorized into the three-level fair value hierarchy as defined in IFRS 13, Fair value measurement. The level into which a fair value measurement is classified is determined with reference to the observability and significance of the inputs used in the valuation technique as follows:

•	Level 1 valuations: Fair value measured using only Level 1 inputs i.e. unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date

•	Level 2 valuations: Fair value measured using Level 2 inputs i.e. observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs are inputs for which market data are not available

•	Level 3 valuations: Fair value measured using significant unobservable inputs

			Fair value measurements as at December 31, 2017 categorized into
Recurring fair value measurement	Note	Fair value at December 31 2017 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets:
Available-for-sale equity securities:
-Listed shares	28	85	85	—	—
-Non-tradable shares	28	537	—	—	537
Derivative financial instruments:
-Interest rate swaps	29	46	—	46	—
Financial liabilities:
Derivative financial instruments:
-Cross currency swaps	29	(64)	—	(64)	—

			Fair value measurements as at December 31, 2016 categorized into
Recurring fair value measurement	Note	Fair value at December 31 2016 RMB million	Level 1 RMB million	Level 2 RMB million	Level 3 RMB million
Financial assets:
Available-for-sale equity securities:
-Listed shares	28	88	88	—	—
-Non-tradable shares	28	411	—	—	411
Derivative financial instruments:
-Interest rate swaps	29	21	—	21	—

During the years ended December 31, 2017 and 2016, there were no transfers among level 1, level 2 and level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.

Valuation techniques and inputs used in Level 2 fair value measurements

Fair value of interest rate swaps in derivative financial instruments is measured by discounting the expected receivable or payable amounts under the assumption that these swaps had been terminated at the end of the reporting period. The discount rates used are the US Treasury bond yield curve as at the end of the reporting period.

The fair value of cross currency swaps is the estimated amount that the Group would receive or pay to terminate the swaps at the end of the reporting period, taking into account current exchange rates and interest rates and the current creditworthiness of the swap counterparties.

Information about Level 3 fair value measurements

	Valuation technique	Significant unobservable inputs	Range
Available-for-sale equity securities:
-Non-tradable shares	Discounted cash flow	Expected profit growth rate during the projection period	10% to 15%

		Terminal growth rate	9%

		Expected dividend payout rate	27%

		Discount rate	12.29%

The fair value of non-tradable available-for-sale equity securities is determined by discounting a projected cash flow series associated with the investment. The valuation takes into account the expected profit growth rates and expected dividend payout rate of the investee. The discount rate used have been adjusted to reflect specific risks relating to the investments. The fair value measurement is positively correlated to the expected profit growth rates and expected dividend rate of the investee, and negatively correlated to the discount rate.

For the year ended December 31, 2017, the net unrealized gains of RMB126 million (2016: RMB378 million) relating to the available-for sale equity securities – non-tradable shares are recognized in fair value reserve in other comprehensive income.

(ii)	Financial instruments not carried at fair value

(a)	Other investments in equity securities represent investments in equity securities that do not have a quoted price in an active market for an identical instrument and whose fair value cannot otherwise be reliably measured. Accordingly, they are recognized in the consolidated statements of financial position at cost less impairment losses.

(b)	All other financial instruments, including cash and cash equivalents, amounts due from/to related companies, trade and other receivables, trade and other payables, borrowings and obligations under finance leases are carried at amounts not materially different from their fair values as at December 31, 2017 and 2016.